UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):             May 17, 2005

EQUIFAX INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	1-6605	58-0401110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W. Atlanta, Georgia	30309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (404) 885-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

      (17 CFR 240.13e-4(c))

 Item 5.02              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                On May 17, 2005, Lee A. Ault III retired from the Board of Directors of Equifax Inc. (the “Company”). Also on that date, the Board elected Charles G. Betty to the Board as a Class I director to serve a term that will expire at the 2006 annual meeting of shareholders.  Mr. Betty was also appointed to the Board’s Finance Committee.  He has been President, Chief Executive Officer and a director of EarthLink, Inc. since February 2000.

A copy of the Company’s press release dated May 19, 2005 announcing Mr. Betty’s election to the Board is attached as Exhibit 99.1 to this Form 8-K.  Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.              Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release, dated May 19, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

	By:	/s/Kent E. Mast
	Name:	Kent E. Mast
	Title:	Corporate Vice President and
General Counsel

Date: May 19, 2005

Exhibit Index

The following exhibit is being filed with this report:

Exhibit No.	Description

99.1	Press release, dated May 19, 2005.